Exhibit 10.9

                            FIRST INDIANA CORPORATION
                            2002 STOCK INCENTIVE PLAN

                           Restricted Stock Agreement

RS NO. ___

      The Compensation Committee of First Indiana Corporation and its Subsidiaries (collectively, the "Employers") hereby [continues its 2003 award of] [awards] Restricted Shares of the Corporation's Common Stock to
______________ (the "Grantee") [subject to] [upon] the following terms and conditions:

      1. Reference to Plan. The [award of Restricted Shares continued] [Restricted Shares awarded] by this Agreement was made pursuant to the First Indiana Corporation 2002 Stock Incentive Plan (the "Plan"). A copy of the Plan, as in effect both on the date of this Agreement and on the Date of Grant, is attached hereto and incorporated herein by reference. No amendment of the Plan adopted after the [date of this Agreement] [Date of Grant] shall apply to the Restricted Shares unless, by its express provisions, it is effective retroactive to the Date of Grant or some earlier date. No such retroactive amendment may, without the consent of the Grantee, adversely affect the rights of the Grantee under this Agreement.

      2. Reference to the 2004 ECP and the 2003-05 Incentive Program. [The award of Restricted Shares continued by this Agreement was made subject to the terms and conditions of a long-term incentive program adopted pursuant to the First Indiana Corporation Long-Term Management Performance Plan (the "1997 LTMPP) for the three-year period ending December 31, 2005 (the "2003-05 LTIP"). Immediately prior to, and on the same day as, the execution of this Agreement, the 1997 LTMPP was replaced by the First Indiana Corporation 2004 Executive Compensation Plan (the "2004 ECP"), and the 2003-05 LTIP was replaced by a modified incentive program for the three-year period ending December 31, 2005 (the "2003-05 Incentive Program") adopted pursuant to the 2004 ECP. This Agreement modifies, continues and replaces the parties' 2003 restricted stock agreement in respect of such award, effective as of the Date of Grant, so that such award will be subject to the terms and conditions of the Revised 2003-05 Incentive Program instead of those of the 2003-05 LTIP. Copies of the 2004 ECP and the 2003-05 Incentive Program, both as in effect on the date of this Agreement, are attached hereto and incorporated herein by reference.] [The Restricted Shares awarded by this Agreement also are granted pursuant to the incentive compensation program that has been established under the First Indiana Corporation 2004 Executive Compensation Plan (the "2004 ECP") for performance periods ending December 31, 2005. References herein to the 2003-05 Incentive Program refer to the program so established. Copies of the 2004 ECP and the 2003-05 Incentive Program, both as in effect on the Date of Grant, are attached hereto and incorporated herein by reference.]

      2. Definitions. For purposes of this Agreement and any amendments hereto, the terms defined in Article IV of the Plan or Section 3 of the 2004 ECP, when capitalized, shall have the same meanings as the meanings ascribed to them for purposes of the Plan or the 2004 ECP, unless a different meaning is set forth herein, or unless a different meaning is plainly required by the context. For purposes of this

Agreement and any amendments hereto, the following terms, when capitalized, shall have the following meanings, unless a different meaning is plainly required by the context:

      "Bank" means First Indiana Bank, N.A., a wholly-owned Subsidiary of the Corporation.

      "Common Stock" means shares of the common stock, par value $.01 per share, of the Corporation.

      "Date of Grant" means _____________, the date as of which the [award of Restricted Shares continued] [Restricted Shares awarded] by this Agreement [was made] [are being awarded].

      "Disability" means, with reference to any termination of the Grantee's Continuous Service as an employee of the Employers, any physical or mental impairment of the Grantee that qualifies the Grantee for disability benefits under the terms of the long term disability plan of the Grantee's Employer in effect at the time of such termination and that is expected to last at least 12 months from the date of such termination or to result in death within such period of 12 months.

      "Qualifying Circumstance" means, with reference to an interruption or termination of the Grantee's Continuous Status as an employee of the Employers, an interruption or termination (i) that occurs due to the Grantee's death or Disability, (ii) that occurs after the Grantee has attained age 62 and completed 25 years of service, or (iii) that the Compensation Committee determines (A) to be due to a reduction in force, reallocation of responsibilities or similar initiative of the Corporation or the Bank and (B) to be unrelated to any dissatisfaction, merited or unmerited, with the Grantee's job performance.

      "Performance Goals" refer to the Performance Goals that are established in accordance with the 2004 ECP for the 2003-05 Incentive Program and that normally must be attained in order for awards under the 2003-05 Incentive Program to become vested.

      "Restricted Period" means the period commencing on the Date of Grant, and ending on December 31, 2005, or on such earlier date as the Compensation Committee may determine pursuant to Section 4.

      "Restricted Shares" mean the shares of Common Stock [subject to] [awarded by] this Agreement, including any shares of Common Stock or other securities distributed in respect thereof, or in substitution therefor, by reason of an adjustment provided for in Section 10 below.

      3. Share Award. [The 2003 award to the Grantee of ______ shares of Common Stock, as herein modified, is hereby continued and reaffirmed, subject to the terms and conditions of the Plan and the 2003-05 Incentive Program, and subject to the terms and conditions set forth in this Agreement.] [The Employers hereby award to the Grantee, subject to the terms and conditions of the Plan and the 2003-05 Incentive Program, and subject to the terms and conditions set forth in this Agreement, _______ shares of Common Stock.]

      4. Restrictions on Transfer. The Restricted Shares will vest at the expiration of the Restricted Period, subject to the provisions of Sections 5, 6 and 9. Unless and until such time as the restrictions specified in this Agreement no longer apply, the Grantee may not sell, assign, transfer, pledge or


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

otherwise encumber the Restricted Shares, except as hereinafter provided. The Compensation Committee shall have the authority, in its discretion, to waive the provisions of Sections 5 and 6 and to shorten the Restricted Period as to any or all of the Restricted Shares and thereby to cause such Restricted Shares to vest at an earlier date, whenever the Compensation Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws or by reason of other changes and circumstances occurring after the Date of Grant.

      5. Forfeiture Upon Termination of Continuous Status. If the Grantee's Continuous Status with the Employers terminates during the Restricted Period otherwise than by reason of a Qualifying Circumstance, the Restricted Shares shall be forfeited and cancelled. If the Grantee's Continuous Status terminates during the Restricted Period by reason of a Qualifying Circumstance, the Compensation Committee, within 90 days after such termination, may declare the Grantee to be vested as to a fraction of the Restricted Shares, the numerator of which is the number of full calendar months in the Performance Period prior to such termination in which the Grantee maintained Continuous Status, and the denominator of which is [36] [26], provided the Performance Goals ultimately are attained. The remainder of the Restricted Shares, or all of the Restricted Shares if the Performance Goals ultimately are not attained or the Compensation Committee fails or refuses within such 90 day period to declare the Grantee vested as to such fraction of the Restricted Shares, shall be forfeited and cancelled, notwithstanding the fact that such termination was by reason of a Qualifying Circumstance. If the Grantee, in connection with a Change in Control, ceases to be director, officer, employee or Consultant of the Employers and becomes a director, officer, employee or Consultant of the successor to an Employer or an affiliate of such successor, the Grantee's Continuous Status shall not be deemed to have terminated unless and until the Grantee ceases to be a director, officer, employee or Consultant of such successor or affiliate and its successors. For purposes of this section, the Grantee's Continuous Status shall be deemed to terminate before the end of the Restricted Period, even if it does not actually so terminate, if, before the end of the Restricted Period, and before the occurrence of a Change of Control, (i) the Grantee gives notice to the Grantee's Employer or Employers of the termination of the Grantee's association with the Employers in all capacities as a director, officer, employee or Consultant effective as of a date before or within 60 days after the end of the Restricted Period, (ii) the Grantee takes any action, such as accepting another position, that indicates the Grantee definitely plans to terminate the Grantee's association with the Employers before or within 60 days after the end of the Restricted Period, or (iii) the Grantee's Employer or Employers give notice to the Grantee that the Grantee's association with the Employers in all capacities as a director, officer, employee or Consultant is being terminated as of a date prior to or within 30 days after the end of the Restricted Period. The provisions of this section are subject to any contrary provisions of Section 11 below regarding the vesting of part or all of the Restricted Shares in certain events involving a Change of Control.

      6. Forfeiture Upon Failure to Meet Performance Goals. If the Compensation Committee, by formal action taken prior to the date six months after the expiration of the Restricted Period, determines that the Performance Goals under the 2003-05 Incentive Program cannot be or were not attained, the Restricted Shares thereupon shall be forfeited and returned to the Corporation.

      7. Certificates for Restricted Shares. [The Corporation shall hold the certificate or certificates that have been issued in the name of the Grantee in respect of the Restricted Shares on deposit for the account of the Grantee until the expiration of the Restricted Period and thereafter for a period of up to


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

six months pending formal action by the Compensation Committee in accordance with Section 9 below. The legend on each such certificate shall be modified to provide as follows:] [The Corporation shall issue one or more certificates in respect of the Restricted Shares in the name of the Grantee and shall hold such certificate or certificates on deposit for the account of the Grantee until the expiration of the Restricted Period and thereafter for a period of up to six months pending formal action by the Compensation Committee in accordance with
Section 9 below. Each such certificate shall bear the following legend:]

      The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Indiana Corporation 2002 Stock Incentive Plan ("Plan"), the First Indiana Corporation 2004 Executive Compensation Plan ("2004 ECP"), the 2003-05 Incentive Program (the "2004 Incentive Program") and an Agreement entered into between the registered owner and First Indiana Corporation. Copies of the Plan, the 2004 ECP, the 2003-05 Incentive Program and the Agreement are on file in the office of the Secretary of First Indiana Corporation, 135 North Pennsylvania Street, Suite 2800, Indianapolis, Indiana 46204.

Upon execution of this Agreement, the Grantee shall execute a stock power endorsed in blank and promptly deliver such stock power to the Corporation.

      8. Grantee's Rights as Stockholder; Voting; Dividends. Except as otherwise provided herein, the Grantee, as owner of the Restricted Shares, shall have all the rights of a stockholder, including, but not limited to, the right to receive all cash dividends paid on the Restricted Shares and the right to vote the Restricted Shares. However, cash dividends the record date for which is after December 31, [2005] [2006], or after the termination of the Grantee's Continuous Status with the Employers, shall be subject to the same restrictions applicable to the Restricted Shares and shall be payable in respect of the Restricted Shares only to the extent the Restricted Shares become vested.

      9. Certification of Committee and Delivery of Shares. Except as otherwise provided in Section 11, the Restricted Shares shall not become vested unless the Compensation Committee, by formal action taken on or prior to a date six months after the close of the Restricted Period, determines and certifies pursuant to
Section  6.3 of the  2004 ECP that the  Performance  Goals  established  for the
2003-05 Incentive Program have been attained. If and when the Compensation Committee makes such certification, the Corporation shall exchange the previously issued certificates in respect of such shares for a new certificate in respect of such shares that does not bear the legend provided for in Section 7 above. The Corporation shall deliver such new certificate to the Grantee and shall relinquish to the Grantee the stock power in respect of such shares held by the Corporation pursuant to Section 7.

      10. Adjustments for Changes in Capitalization of the Corporation. In the event of any change in the outstanding shares of Common Stock subsequent to the [date of this Agreement] [Date of Grant] by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of Restricted Shares covered by this Agreement shall be appropriately adjusted by the Compensation Committee, whose determination shall be conclusive. Any shares of Common Stock or other securities distributed in respect of the Restricted Shares as a result of


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

any of the foregoing shall be held by the Corporation on deposit for the account of the Grantee until the expiration of the Restricted Period and shall be subject to the forfeiture and other provisions of this Agreement to the same extent and in the same manner as the previously issued Restricted Shares in respect of which they were distributed.

      11. Effect of Change of Control.

      (a) If a Change of Control occurs more than four months before the end of the Restricted Period, the Grantee may elect to become vested in respect of a fraction of the Restricted Shares, the numerator of which is the number of full calendar months in the Performance Period prior to the effective date of such Change of Control in which the Grantee maintained Continuous Status with the Employers, and the denominator of which is [36] [26], in lieu of continuing the Grantee's participation in the 2003-05 Incentive Program for the remainder of the Restricted Period. Such an election must be made in writing to the Compensation Committee before or within 30 days after the occurrence of such Change of Control and no later than four months before the end of the Restricted Period. If such election is made, distribution of unrestricted shares under
Section 9 shall be made before or within 15 days after the later of the occurrence of such Change of Control or the delivery of such writing. If such an election is made, the Grantee shall forfeit the remainder of the Restricted Shares, regardless of whether the Performance Goals ultimately are attained, unless subsection 11(b) applies. If the Grantee terminates employment within 30 days after the occurrence of a Change of Control that occurs more than four months before the end of the Restricted Period, the Grantee shall be deemed to have made and perfected an election under this subsection at the time of such termination of employment.

      (b) If a Change of Control occurs after the beginning but before the end of the Restricted Period, then the Grantee shall become vested in respect of all of the Restricted Shares, regardless of whether the Performance Goals ultimately are attained, in each of the following events:

      (i) Upon or in connection with such Change of Control, a successor acquires substantially all of the assets and business of the Corporation or the Bank (A) without assuming (directly or through an affiliate) the Plan, the 2004 ECP, the 2003-05 Incentive Program and this Agreement in respect of the Grantee or (B) if a written employment agreement between the Grantee and the Corporation or a Subsidiary is in effect or becomes effective at the time of such Change of Control, without either (I) assuming or agreeing to honor such agreement for the balance of the term thereof or (II) entering into a new written employment agreement with the Grantee which amends or supersedes such agreement.

      (ii) Upon or after such Change of Control, and prior to the end of the Restricted Period, the Corporation, any Subsidiary or a successor to the Corporation or any Subsidiary terminates the Grantee's employment without Cause prior to the end of the term provided for in any written employment agreement between the Grantee and the Corporation or such Subsidiary or successor that is in effect or becomes effective upon such Change of Control or in any new written agreement between the Grantee and the Corporation or such Subsidiary or successor which amends or supercedes any such agreement.

      12. Delivery and Registration of Shares of Common Stock. The Corporation's obligation to deliver shares of Common Stock hereunder shall, if the Compensation Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other


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

person to whom such shares are to be delivered, in such form as the Compensation Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, State or local securities legislation. In requesting any such representation, it may be provided that such representation requirement shall become inoperative upon a registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any shares under this Agreement prior to (i) the admission of such shares to listing on any stock exchange on which the shares of Common Stock may then be listed, and (ii) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation, as the Compensation Committee shall determine to be necessary or advisable.

      13. Withholding Tax. Upon vesting of the Restricted Shares (or at such earlier time as an election is made by the Grantee under Section 83(b) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto, to include the value of the Restricted Shares in taxable income), the Grantee's Employer shall have the right to require the Grantee or other person receiving the Restricted Shares to pay such Employer the amount of any taxes which it is required to withhold with respect to the Restricted Shares or, in lieu thereof, to retain, or sell without notice, a sufficient number of the Restricted Shares to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid on the Restricted Shares the amount of any taxes which the Employers are required to withhold with respect to such dividend payments.

      14. Notices. Any notices provided for in this option or the Plan shall be given in writing. Notices to the Employers shall be delivered to the President of the Corporation, or shall be left for or mailed to such President at the main office of the Corporation, and shall be deemed effectively given when so delivered or left or, if mailed, when received at such main office. Notices to the Grantee shall be mailed and shall be deemed effectively given five days after deposit in the United States mail, postage prepaid, addressed to the Grantee at the last address provided by the Grantee to the Corporation.

      15. Plan and Plan Interpretations as Controlling. The Restricted Shares and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, the 2004 ECP and the 2003-05 Incentive Program, which are controlling. All determinations and interpretations of the Compensation Committee shall be binding and conclusive upon the Grantee or [her] [his] legal representatives with regard to any question arising hereunder or under the Plan, the 2004 ECP or the 2003-05 Incentive Program.

      16. Award Not a Service Contract. This Award is not an employment or service contract, and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the Grantee's part to continue in the service of the Corporation or any Subsidiary, or on the part of the Corporation or any Subsidiary to continue the Grantee in its service.

      17. Grantee Acceptance. [The Grantee shall signify [his] [her] acceptance of the terms and conditions of this Agreement, and [his] [her] consent to the modification of the parties' earlier agreement respecting the Restricted Shares and the replacement of such earlier agreement by this Agreement, by signing on the space provided below and returning a signed copy hereof to the Corporation.] [The Grantee


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

shall signify his acceptance of the terms and conditions of this Agreement by signing on the space provided below and returning a signed copy hereof to the Corporation.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of _______________, 2004. FIRST INDIANA CORPORATION

                                     By: ____________________________
                                         Robert H. McKinney, Chairman

                                              "Corporation"

                                     FIRST INDIANA BANK

                                     By: _______________________________________
                                           Robert H. Warrington, President & CEO

                                               "Bank"

                                     ACCEPTED:

                                     ______________________________
                                          (Name)

                                     ______________________________
                                            (Street Address)

                                     ______________________________
                                         (City, State & Zip Code)

                                              "Grantee"


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

                             IRREVOCABLE STOCK POWER

      FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to First Indiana Corporation, ________ shares of the common stock of First Indiana Corporation represented by Certificate Nos. _____________ (including additional shares of such common stock distributed as dividends in respect of such shares or any such additional shares) now or hereafter standing in the name of the undersigned on the books of said Corporation.

      The undersigned hereby irrevocably constitutes and appoints National City Bank to transfer the said shares on the books of said Corporation, with full power of substitution in the premises.

      Dated:
                                                              __________________